                                 AIM SUMMIT FUND

                          Supplement dated July 1, 2005
                    to the Prospectus dated February 28, 2005


Effective June 30, 2005, the shares described in this prospectus will be redesignated as Class P shares.

The following information replaces in its entirety the information appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE" in the prospectus:

"FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES(1)
----------------------------------------------------------------

(expenses that are deducted
from fund assets)

----------------------------------------------------------------
Management Fees                                            0.64%
Distribution and/or Service (12b-1) Fees(2),(3)            0.25%
Other Expenses                                             0.22%
Total Annual Fund Operating Expenses                       1.11%
Fee Waiver(3)                                              0.15%
Net Expenses                                               0.96%
----------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

(3) Distribution and/or Service Fees are paid by the fund to A I M Distributors, Inc. ("ADI") pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payments to be made to ADI to finance any activity which is primarily intended to result in the sale of fund shares. Amounts paid out pursuant to the Distribution Plan may also be used to pay service fees under a shareholder service arrangement and the costs of administering the Distribution Plan. ADI has contractually agreed to waive 0.15% Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans I.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR     3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------
Shares        $  98      $  306    $  531    $ 1,178
----------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in Class P of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for Class P, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

SUMMIT -
ANNUAL
EXPENSE
RATIO 0.96%     YEAR 1       YEAR 2     YEAR 3      YEAR 4       YEAR 5     YEAR 6      YEAR 7      YEAR 8      YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------------------------------------
Cumulative
Return
Before
Expenses           5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%      62.89%

Cumulative
Return
After
Expenses           4.04%       8.24%      12.62%      17.17%      21.90%      26.82%      31.95%      37.28%      42.82%      48.59%

End of
Year
Balance      $10,404.00  $10,824.32  $11,261.62  $11,716.59  $12,189.94  $12,682.42  $13,194.79  $13,727.86  $14,282.46  $14,859.47

Estimated
Annual
Expenses     $    97.94  $   101.90  $   106.01  $   110.30  $   114.75  $   119.39  $   124.21  $   129.23  $   134.45  $   139.88"
------------------------------------------------------------------------------------------------------------------------------------

                                 AIM SUMMIT FUND

                      Supplement dated July 1, 2005 to the
           Statement of Additional Information dated February 28, 2005 as supplemented April 1, 2005 and April 29, 2005


Effective June 30, 2005 the shares described in this statement of additional information will be redesignated as Class P shares.


The Board of Trustees has approved a permanent reduction of the Class P shares, as applicable, Rule 12b-1 fees to 0.25% effective July 1, 2005 for AIM Summit Fund.